October 25, 2023	FOR IMMEDIATE RELEASE
Media Contact: Steve Hollister, 727.567.2824
Investor Contact: Kristina Waugh, 727.567.7654
raymondjames.com/news-and-media/press-releases

RAYMOND JAMES FINANCIAL REPORTS FISCAL FOURTH QUARTER AND
FISCAL 2023 RESULTS

•Record annual net revenues of $11.62 billion and record net income available to common shareholders of $1.73 billion for fiscal 2023, up 6% and 15%, respectively, over fiscal 2022
•Return on common equity of 17.7% and adjusted return on tangible common equity of 22.5%(1) for fiscal 2023
•Domestic Private Client Group net new assets(2)(3) of $14.2 billion for the fiscal fourth quarter and $73.3 billion for fiscal 2023, annualized growth from beginning of period assets of 5.0% and 7.7%, respectively
•Record quarterly net revenues of $3.05 billion, up 8% over the prior year’s fiscal fourth quarter and 5% over the preceding quarter
•Quarterly net income available to common shareholders of $432 million, or $2.02 per diluted share, and quarterly adjusted net income available to common shareholders of $457 million(1), or $2.13 per diluted share(1)
•Client assets under administration of $1.26 trillion and financial assets under management of $196.4 billion
•Net interest income and Raymond James Bank Deposit Program (“RJBDP”) fees from third-party banks of $711 million during the quarter, up 17% over the prior year’s fiscal fourth quarter and flat compared to the preceding quarter

ST. PETERSBURG, Fla – Raymond James Financial, Inc. (NYSE: RJF) today reported record net revenues of $3.05 billion and net income available to common shareholders of $432 million, or $2.02 per diluted share, for the fiscal fourth quarter ended September 30, 2023. Excluding $34 million of expenses related to acquisitions, quarterly adjusted net income available to common shareholders was $457 million(1), or $2.13 per diluted share(1).

Record quarterly net revenues increased 8% over the prior year’s fiscal fourth quarter primarily driven by higher asset management and related administrative fees and the benefit of higher short-term interest rates on net interest income and RJBDP fees from third-party banks. The 5% sequential increase in quarterly net revenues was primarily due to higher asset management and related administrative fees and investment banking revenues.

Quarterly earnings were negatively impacted by elevated provisions for legal and regulatory matters, including an incremental $55 million provision related to the previously-disclosed SEC industry sweep on off-platform communications.

Compared to the prior fiscal year, record net revenues of $11.62 billion increased 6%, record earnings per diluted common share of $7.97 increased 14%, and adjusted earnings per diluted common share of $8.30(1) increased 11%. The Private Client Group and Bank segments generated record net revenues and Private Client Group generated record pre-tax income for the fiscal year. Return on common equity was 17.7% and adjusted return on tangible common equity was 22.5%(1).

Please refer to the footnotes at the end of this press release for additional information.

“We generated record net revenues and record net income to common shareholders for fiscal year 2023, despite the challenging macroeconomic environment,” said Chair and CEO Paul Reilly. “Our third consecutive year of record results once again highlights the strength of our diverse and complementary businesses. We enter fiscal 2024 with strong client asset levels and healthy pipelines for growth across the business; however, given uncertainty around interest rates and geopolitical conditions, we remain relentlessly focused on maintaining strong capital ratios and a flexible balance sheet to support our results in any market environment.”

Segment Results
Private Client Group

•Domestic Private Client Group net new assets(2)(3) of $14.2 billion for the fiscal fourth quarter and $73.3 billion for fiscal 2023, annualized growth from beginning of period assets of 5.0% and 7.7%, respectively
•Record quarterly net revenues of $2.27 billion, up 14% over the prior year’s fiscal fourth quarter and 4% over the preceding quarter
•Record quarterly pre-tax income of $477 million, up 29% over the prior year’s fiscal fourth quarter and 16% over the preceding quarter
•Record annual net revenues of $8.65 billion and record annual pre-tax income of $1.76 billion, up 12% and 71%, respectively, over fiscal 2022
•Private Client Group assets under administration of $1.20 trillion, up 16% over September 2022 and down 2% compared to June 2023
•Private Client Group assets in fee-based accounts of $683.2 billion, up 17% over September 2022 and down 2% compared to June 2023
•Total clients’ domestic cash sweep and Enhanced Savings Program (“ESP”) balances of $56.4 billion, down 16% compared to September 2022 and 3% compared to June 2023

Record quarterly results were primarily driven by higher asset management and related administrative fees, reflecting growth of assets in fee-based accounts during the year, along with an increase in RJBDP fees due to higher short-term interest rates.

Total clients’ domestic cash sweep and ESP balances declined 3% compared to June 2023, reflecting lower cash sweep balances largely due to quarterly fee billings and cash sorting activity, which more than offset strong growth in ESP balances. Reflecting higher short-term interest rates, the average yield on RJBDP third-party bank balances of 3.60% increased 175 basis points over the prior year’s fiscal fourth quarter and 23 basis points sequentially.

“Advisors are attracted to our robust technology capabilities and client-first values, leading to strong retention and recruiting across our employee, independent contractor and independent RIA affiliation options,” said Reilly. “Furthermore, strong financial advisor retention and recruiting results helped us achieve attractive organic growth, with domestic Private Client Group net new asset(2)(3) growth of 7.7% over the prior 12 months.”

Capital Markets

•Quarterly net revenues of $341 million, down 15% compared to the prior year’s fiscal fourth quarter and up 24% over the preceding quarter
•Quarterly pre-tax loss of $7 million
•Quarterly investment banking revenues of $194 million, down 6% compared to the prior year’s fiscal fourth quarter and up 38% over the preceding quarter
•Annual net revenues of $1.21 billion, down 33% compared to fiscal 2022; Annual pre-tax loss of $91 million

The year-over-year declines in quarterly net revenues and pre-tax income were driven primarily by lower fixed income brokerage, affordable housing investments and investment banking revenues. Sequentially, net revenues grew 24% primarily driven by improved M&A and advisory revenues.

Please refer to the footnotes at the end of this press release for additional information.

“We are encouraged by the 38% sequential improvement in investment banking revenues during the quarter,” said Reilly. “Entering fiscal 2024, the investment banking pipeline remains healthy and new business activity is solid, however, the timing of closings is largely dependent on market conditions.”

Asset Management

•Quarterly net revenues of $236 million, up 9% over the prior year’s fiscal fourth quarter and 4% over the preceding quarter
•Quarterly pre-tax income of $100 million, up 20% over the prior year’s fiscal fourth quarter and 12% over the preceding quarter
•Annual net revenues of $885 million and annual pre-tax income of $351 million, down 3% and 9%, respectively, compared to fiscal 2022
•Financial assets under management of $196.4 billion, up 13% over September 2022 and down 2% compared to June 2023

Quarterly net revenues and pre-tax income increased over the prior year’s fiscal fourth quarter driven primarily by higher financial assets under management due to net inflows to fee-based accounts in the Private Client Group and net inflows at Raymond James Investment Management (“RJIM"), as well as market appreciation over the prior year. RJIM generated $921 million of net inflows during the fiscal fourth quarter and $2.2 billion of net inflows during the fiscal year.

Bank

•Quarterly net revenues of $451 million, up 5% over the prior year’s fiscal fourth quarter and down 12% compared to the preceding quarter
•Quarterly pre-tax income of $78 million, down 37% compared to the prior year’s fiscal fourth quarter and up 18% over the preceding quarter
•Bank segment net interest margin (“NIM”) of 2.87% for the quarter, down 4 basis points compared to the prior year’s fiscal fourth quarter and 39 basis points compared to the preceding quarter
•Record annual net revenues of $2.01 billion and annual pre-tax income of $371 million, up 86% and down 3% compared to fiscal 2022, respectively
•Net loans of $43.8 billion, up 1% over September 2022 and June 2023

Quarterly net revenues increased 5% over the prior-year quarter but declined 12% sequentially, primarily due to lower NIM. The Bank segment’s NIM decreased 39 basis points during the quarter to 2.87%, primarily due to increased interest expense from higher-cost funding as ESP balances replaced a portion of lower-cost RJBDP client cash sweep balances, which were swept to third-party banks. Quarterly bank loan provision for credit losses of $36 million primarily reflects an increase in the allowance on corporate loans. The credit quality of the loan portfolio is solid, with criticized loans as a percent of total loans held for investment ending the quarter at 1.17%. Bank loan allowance for credit losses as a percent of total loans held for investment was 1.07%, and bank loan allowance for credit losses on corporate loans as a percent of corporate loans held for investment was 2.03%.

Other
In the fiscal fourth quarter, the Other segment results include the incremental provision related to the previously-disclosed SEC industry sweep on off-platform communications of $55 million, resulting in a negative impact to earnings per diluted share during the quarter of $0.26.

During the fiscal year, the firm repurchased 8.35 million shares of common stock for $788 million at an average price of $94 per share. As of October 25, 2023, approximately $750 million remained available under the Board’s approved common stock repurchase authorization. At the end of the quarter, the total capital ratio was 22.8%(4) and the tier 1 leverage ratio was 11.9%(4), both well above regulatory requirements.

Please refer to the footnotes at the end of this press release for additional information.

A conference call to discuss the results will take place today, Wednesday, October 25, at 5:00 p.m. ET. The live audio webcast, and the presentation which management will review on the call, will be available at www.raymondjames.com/investor-relations/financial-information/quarterly-earnings. For a listen-only connection to the conference call, please dial: 877-400-4403 (conference code: 3778589). An audio replay of the call will be available at the same location until January 24, 2024.

About Raymond James Financial, Inc.

Raymond James Financial, Inc. (NYSE: RJF) is a leading diversified financial services company providing private client group, capital markets, asset management, banking and other services to individuals, corporations and municipalities. The company has approximately 8,700 financial advisors. Total client assets are $1.26 trillion. Public since 1983, the firm is listed on the New York Stock Exchange under the symbol RJF. Additional information is available at www.raymondjames.com.

Forward-Looking Statements

Certain statements made in this press release may constitute “forward-looking statements” under the Private Securities Litigation Reform Act of 1995. Forward-looking statements include information concerning future strategic objectives, business prospects, anticipated savings, financial results (including expenses, earnings, liquidity, cash flow and capital expenditures), industry or market conditions, demand for and pricing of our products, divestitures, anticipated results of litigation, regulatory developments, and general economic conditions. In addition, future or conditional verbs such as “will,” “may,” “could,” “should,” and “would,” as well as any other statement that necessarily depends on future events, are intended to identify forward-looking statements. Forward-looking statements are not guarantees, and they involve risks, uncertainties and assumptions. Although we make such statements based on assumptions that we believe to be reasonable, there can be no assurance that actual results will not differ materially from those expressed in the forward-looking statements. We caution investors not to rely unduly on any forward-looking statements and urge you to carefully consider the risks described in our filings with the Securities and Exchange Commission (the “SEC”) from time to time, including our most recent Annual Report on Form 10-K, and subsequent Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, which are available at www.raymondjames.com and the SEC’s website at www.sec.gov. We expressly disclaim any obligation to update any forward-looking statement in the event it later turns out to be inaccurate, whether as a result of new information, future events, or otherwise.

Please refer to the footnotes at the end of this press release for additional information.

RAYMOND JAMES FINANCIAL, INC. Fiscal Fourth Quarter of 2023	Selected Financial Highlights (Unaudited)

Summary results of operations

	Three months ended			% change from
$ in millions, except per share amounts	September 30, 2023	September 30, 2022	June 30, 2023	September 30, 2022	June 30, 2023
Net revenues	$3,053	$2,831	$2,907	8%	5%
Pre-tax income	$585	$616	$486	(5)%	20%
Net income available to common shareholders	$432	$437	$369	(1)%	17%

Earnings per common share: (5)
Basic	$2.07	$2.03	$1.75	2%	18%
Diluted	$2.02	$1.98	$1.71	2%	18%

Non-GAAP measures: (1)
Adjusted pre-tax income	$619	$646	$526	(4)%	18%
Adjusted net income available to common shareholders	$457	$459	$399	—%	15%
Adjusted earnings per common share – basic (5)	$2.19	$2.13	$1.89	3%	16%
Adjusted earnings per common share – diluted (5)	$2.13	$2.08	$1.85	2%	15%

	Twelve months ended
$ in millions, except per share amounts	September 30, 2023	September 30, 2022	% change
Net revenues	$11,619	$11,003	6%
Pre-tax income	$2,280	$2,022	13%
Net income available to common shareholders	$1,733	$1,505	15%

Earnings per common share: (5)
Basic	$8.16	$7.16	14%
Diluted	$7.97	$6.98	14%

Non-GAAP measures: (1)
Adjusted pre-tax income	$2,378	$2,169	10%
Adjusted net income available to common shareholders	$1,806	$1,615	12%
Adjusted earnings per common share – basic (5)	$8.50	$7.68	11%
Adjusted earnings per common share – diluted (5)	$8.30	$7.49	11%

Other selected financial highlights	Three months ended			Twelve months ended
	September 30, 2023	September 30, 2022	June 30, 2023	September 30, 2023	September 30, 2022
Return on common equity (6)	17.3%	18.7%	14.9%	17.7%	17.0%
Adjusted return on common equity (1) (6)	18.3%	19.6%	16.1%	18.4%	18.2%
Adjusted return on tangible common equity (1) (6)	22.2%	24.1%	19.7%	22.5%	21.1%
Pre-tax margin (7)	19.2%	21.8%	16.7%	19.6%	18.4%
Adjusted pre-tax margin (1) (7)	20.3%	22.8%	18.1%	20.5%	19.7%
Total compensation ratio (8)	62.0%	62.1%	63.7%	62.8%	66.6%
Adjusted total compensation ratio (1) (8)	61.4%	61.5%	62.7%	62.1%	66.1%
Effective tax rate	25.8%	28.7%	24.1%	23.7%	25.4%
Please refer to the footnotes at the end of this press release for additional information.

RAYMOND JAMES FINANCIAL, INC.
Fiscal Fourth Quarter of 2023

Consolidated Statements of Income (Unaudited)

	Three months ended			% change from
$ in millions, except per share amounts	September 30, 2023	September 30, 2022	June 30, 2023	September 30, 2022	June 30, 2023
Revenues:
Asset management and related administrative fees	$1,446	$1,290	$1,373	12%	5%
Brokerage revenues:
Securities commissions	382	357	356	7%	7%
Principal transactions	98	124	105	(21)%	(7)%
Total brokerage revenues	480	481	461	—%	4%
Account and service fees	314	266	264	18%	19%
Investment banking	202	217	151	(7)%	34%
Interest income	1,019	667	987	53%	3%
Other	54	80	57	(33)%	(5)%
Total revenues	3,515	3,001	3,293	17%	7%
Interest expense	(462)	(170)	(386)	172%	20%
Net revenues	3,053	2,831	2,907	8%	5%
Non-interest expenses:
Compensation, commissions and benefits (9)	1,892	1,759	1,851	8%	2%
Non-compensation expenses:
Communications and information processing	158	138	149	14%	6%
Occupancy and equipment	69	66	68	5%	1%
Business development	66	59	66	12%	—%
Investment sub-advisory fees	41	36	40	14%	3%
Professional fees	40	38	35	5%	14%
Bank loan provision for credit losses	36	34	54	6%	(33)%
Other (10)	166	85	158	95%	5%
Total non-compensation expenses	576	456	570	26%	1%
Total non-interest expenses	2,468	2,215	2,421	11%	2%
Pre-tax income	585	616	486	(5)%	20%
Provision for income taxes	151	177	117	(15)%	29%
Net income	434	439	369	(1)%	18%
Preferred stock dividends	2	2	—	—%	NM
Net income available to common shareholders	$432	$437	$369	(1)%	17%

Earnings per common share – basic (5)	$2.07	$2.03	$1.75	2%	18%
Earnings per common share – diluted (5)	$2.02	$1.98	$1.71	2%	18%
Weighted-average common shares outstanding – basic	208.3	215.0	210.1	(3)%	(1)%
Weighted-average common and common equivalent shares outstanding – diluted	213.8	220.6	214.8	(3)%	—%
Please refer to the footnotes at the end of this press release for additional information.

RAYMOND JAMES FINANCIAL, INC.
Fiscal Fourth Quarter of 2023

Consolidated Statements of Income (Unaudited)

	Twelve months ended
$ in millions, except per share amounts	September 30, 2023	September 30, 2022	% change
Revenues:
Asset management and related administrative fees	$5,363	$5,563	(4)%
Brokerage revenues:
Securities commissions	1,459	1,589	(8)%
Principal transactions	462	527	(12)%
Total brokerage revenues	1,921	2,116	(9)%
Account and service fees	1,125	833	35%
Investment banking	648	1,100	(41)%
Interest income	3,748	1,508	149%
Other	187	188	(1)%
Total revenues	12,992	11,308	15%
Interest expense	(1,373)	(305)	350%
Net revenues	11,619	11,003	6%
Non-interest expenses:
Compensation, commissions and benefits (9)	7,299	7,329	—%
Non-compensation expenses:
Communications and information processing	599	506	18%
Occupancy and equipment	271	252	8%
Business development	242	186	30%
Investment sub-advisory fees	151	152	(1)%
Professional fees	145	131	11%
Bank loan provision for credit losses (11)	132	100	32%
Other (10) (11) (12)	500	325	54%
Total non-compensation expenses	2,040	1,652	23%
Total non-interest expenses	9,339	8,981	4%
Pre-tax income	2,280	2,022	13%
Provision for income taxes	541	513	5%
Net income	1,739	1,509	15%
Preferred stock dividends	6	4	50%
Net income available to common shareholders	$1,733	$1,505	15%

Earnings per common share – basic (5)	$8.16	$7.16	14%
Earnings per common share – diluted (5)	$7.97	$6.98	14%
Weighted-average common shares outstanding – basic	211.8	209.9	1%
Weighted-average common and common equivalent shares outstanding – diluted	216.9	215.3	1%

Please refer to the footnotes at the end of this press release for additional information.

RAYMOND JAMES FINANCIAL, INC.	Consolidated Selected Key Metrics
Fiscal Fourth Quarter of 2023	(Unaudited)

	As of				% change from
$ in millions, except per share amounts	September 30, 2023		September 30, 2022	June 30, 2023	September 30, 2022	June 30, 2023
Total assets	$78,360		$80,951	$77,633	(3)%	1%
Total common equity attributable to Raymond James Financial, Inc.	$10,135		$9,338	$9,870	9%	3%
Book value per share (13)	$48.54		$43.41	$47.34	12%	3%
Tangible book value per share (1) (13)	$40.03		$35.02	$38.71	14%	3%

Capital ratios:
Tier 1 leverage	11.9%	(4)	10.3%	11.4%
Tier 1 capital	21.4%	(4)	19.2%	20.6%
Common equity tier 1	21.2%	(4)	19.0%	20.4%
Total capital	22.8%	(4)	20.4%	22.0%

Client asset metrics ($ in billions)	As of			% change from
	September 30, 2023	September 30, 2022	June 30, 2023	September 30, 2022	June 30, 2023
Client assets under administration	$1,256.5	$1,093.1	$1,280.9	15%	(2)%
Private Client Group assets under administration	$1,201.2	$1,039.0	$1,227.0	16%	(2)%
Private Client Group assets in fee-based accounts	$683.2	$586.0	$697.0	17%	(2)%
Financial assets under management	$196.4	$173.8	$200.7	13%	(2)%

Net new assets metrics ($ in millions)	Three months ended			Twelve months ended
	September 30, 2023	September 30, 2022	June 30, 2023	September 30, 2023	September 30, 2022
Domestic Private Client Group net new assets (2) (3)	$14,169	$20,184	$14,386	$73,254	$95,041
Domestic Private Client Group net new assets growth — annualized (2) (3)	5.0%	8.3%	5.4%	7.7%	8.5%

Clients’ domestic cash sweep and Enhanced Savings Program balances ($ in millions)	As of			% change from
	September 30, 2023	September 30, 2022	June 30, 2023	September 30, 2022	June 30, 2023
Raymond James Bank Deposit Program (“RJBDP”): (14)
Bank segment (14)	$25,355	$38,705	$27,915	(34)%	(9)%
Third-party banks	15,858	21,964	16,923	(28)%	(6)%
Subtotal RJBDP	41,213	60,669	44,838	(32)%	(8)%
Client Interest Program	1,620	6,445	1,915	(75)%	(15)%
Total clients’ domestic cash sweep balances	42,833	67,114	46,753	(36)%	(8)%
Enhanced Savings Program (15)	13,592	—	11,225	NM	21%
Total clients’ domestic cash sweep and Enhanced Savings Program balances	$56,425	$67,114	$57,978	(16)%	(3)%

	Three months ended			Twelve months ended
	September 30, 2023	September 30, 2022	June 30, 2023	September 30, 2023	September 30, 2022
Average yield on RJBDP - third-party banks (16)	3.60%	1.85%	3.37%	3.20%	0.82%

Private Client Group financial advisors	As of			% change from
	September 30, 2023	September 30, 2022	June 30, 2023	September 30, 2022	June 30, 2023
Employees	3,693	3,638	3,654	2%	1%
Independent contractors (3)	5,019	5,043	5,050	—%	(1)%
Total advisors (3)	8,712	8,681	8,704	—%	—%
Please refer to the footnotes at the end of this press release for additional information.

RAYMOND JAMES FINANCIAL, INC.	Consolidated Net Interest
Fiscal Fourth Quarter of 2023	(Unaudited)

The following tables present our consolidated average interest-earning asset and interest-bearing liability balances, interest income and expense and the related rates.

	Three months ended
	September 30, 2023			September 30, 2022			June 30, 2023
$ in millions	Average balance	Interest	Annualized average rate	Average balance	Interest	Annualized average rate	Average balance	Interest	Annualized average rate
	INTEREST-EARNING ASSETS
Bank segment
Cash and cash equivalents	$5,208	$71	5.36%	$2,177	$13	2.35%	$5,502	$70	5.08%
Available-for-sale securities	10,563	56	2.12%	11,241	52	1.84%	10,737	56	2.07%
Loans held for sale and investment: (17)
Loans held for investment:
Securities-based loans (“SBL”) (18)	14,307	260	7.14%	15,290	172	4.42%	14,200	251	7.02%
Commercial and industrial (“C&I”) loans	10,499	201	7.49%	10,986	128	4.52%	10,916	202	7.33%
Commercial real estate (“CRE”) loans	7,115	138	7.59%	6,368	82	5.00%	7,097	132	7.31%
Real estate investment trust (“REIT”) loans	1,707	33	7.54%	1,519	17	4.57%	1,716	31	7.30%
Residential mortgage loans	8,570	72	3.34%	7,119	51	2.88%	8,279	67	3.22%
Tax-exempt loans (19)	1,512	10	3.17%	1,503	10	3.06%	1,629	11	3.17%
Loans held for sale	140	3	8.23%	188	1	4.22%	195	4	9.63%
Total loans held for sale and investment	43,850	717	6.44%	42,973	461	4.23%	44,032	698	6.31%
All other interest-earning assets	201	3	5.94%	126	1	4.92%	126	2	5.56%
Interest-earning assets — Bank segment	$59,822	$847	5.58%	$56,517	$527	3.69%	$60,397	$826	5.44%
All other segments
Cash and cash equivalents	$3,231	$48	5.85%	$3,339	$19	2.24%	$2,820	$39	5.51%
Assets segregated for regulatory purposes and restricted cash	3,510	45	5.12%	12,332	57	1.88%	4,236	47	4.69%
Trading assets — debt securities	1,070	17	5.56%	1,117	14	4.97%	1,025	13	5.00%
Brokerage client receivables	2,150	46	8.34%	2,517	34	5.24%	2,105	42	8.14%
All other interest-earning assets	1,782	16	3.79%	1,989	16	2.91%	1,830	20	3.52%
Interest-earning assets — all other segments	$11,743	$172	5.75%	$21,294	$140	2.61%	$12,016	$161	5.34%
Total interest-earning assets	$71,565	$1,019	5.61%	$77,811	$667	3.40%	$72,413	$987	5.42%

	INTEREST-BEARING LIABILITIES
Bank Segment
Bank deposits:
Money market and savings accounts (14)	$33,447	$155	1.84%	$44,392	$68	0.61%	$38,757	$134	1.39%
Interest-bearing demand deposits (15)	17,519	216	4.91%	5,477	30	2.18%	12,877	153	4.76%
Certificates of deposit	2,762	30	4.35%	1,061	5	1.51%	2,806	30	4.24%
Total bank deposits (20)	53,728	401	2.97%	50,930	103	0.80%	54,440	317	2.33%
FHLB advances and all other interest-bearing liabilities	1,233	7	2.20%	1,226	7	2.34%	1,478	12	3.18%
Interest-bearing liabilities — Bank segment	$54,961	$408	2.95%	$52,156	$110	0.84%	$55,918	$329	2.35%
All other segments
Trading liabilities — debt securities	$702	$10	5.22%	$754	$9	4.84%	$703	$9	5.18%
Brokerage client payables	4,620	21	1.65%	11,901	20	0.65%	5,184	17	1.48%
Senior notes payable	2,039	23	4.53%	2,038	24	4.52%	2,038	23	4.53%
All other interest-bearing liabilities (20)	584	—	1.17%	529	7	2.90%	579	8	3.88%
Interest-bearing liabilities — all other segments	$7,945	$54	2.67%	$15,222	$60	1.56%	$8,504	$57	2.68%
Total interest-bearing liabilities	$62,906	$462	2.91%	$67,378	$170	1.00%	$64,422	$386	2.39%
Firmwide net interest income		$557			$497			$601
Net interest margin (net yield on interest-earning assets)
Bank segment			2.87%			2.91%			3.26%
Firmwide			3.09%			2.53%			3.33%
Please refer to the footnotes at the end of this press release for additional information.

RAYMOND JAMES FINANCIAL, INC.	Consolidated Net Interest
Fiscal Fourth Quarter of 2023	(Unaudited)

	Twelve months ended
	September 30, 2023			September 30, 2022
$ in millions	Average balance	Interest	Average rate	Average balance	Interest	Average rate
	INTEREST-EARNING ASSETS
Bank segment
Cash and cash equivalents	$4,033	$199	4.89%	$1,884	$18	0.98%
Available-for-sale securities	10,805	219	2.02%	9,651	136	1.40%
Loans held for sale and investment: (17)
Loans held for investment:
SBL (18)	14,510	977	6.65%	9,561	324	3.34%
C&I loans	10,955	767	6.90%	9,493	313	3.25%
CRE loans	6,993	496	6.99%	4,205	158	3.70%
REIT loans	1,680	119	6.99%	1,339	44	3.28%
Residential mortgage loans	8,114	258	3.18%	6,170	170	2.76%
Tax-exempt loans (19)	1,596	41	3.14%	1,355	35	3.15%
Loans held for sale	173	13	7.61%	229	7	3.24%
Total loans held for sale and investment	44,021	2,671	6.02%	32,352	1,051	3.24%
All other interest-earning assets	156	9	5.67%	124	4	3.29%
Interest-earning assets — Bank segment	$59,015	$3,098	5.21%	$44,011	$1,209	2.74%
All other segments
Cash and cash equivalents	$3,125	$159	5.08%	$4,114	$30	0.73%
Assets segregated for regulatory purposes and restricted cash	4,722	197	4.17%	14,826	96	0.65%
Trading assets — debt securities	1,059	57	5.40%	621	27	4.38%
Brokerage client receivables	2,214	170	7.68%	2,529	100	3.94%
All other interest-earning assets	1,809	67	3.46%	1,944	46	2.33%
Interest-earning assets — all other segments	$12,929	$650	4.99%	$24,034	$299	1.24%
Total interest-earning assets	$71,944	$3,748	5.17%	$68,045	$1,508	2.22%

	INTEREST-BEARING LIABILITIES
Bank Segment
Bank deposits:
Money market and savings accounts (14)	$40,463	$547	1.35%	$36,693	$81	0.22%
Interest-bearing demand deposits (15)	10,352	473	4.57%	2,061	39	1.88%
Certificates of deposit	2,163	84	3.88%	870	15	1.68%
Total bank deposits (20)	52,978	1,104	2.08%	39,624	135	0.34%
FHLB advances and all other interest-bearing liabilities	1,364	37	2.67%	1,001	21	2.15%
Interest-bearing liabilities — Bank segment	$54,342	$1,141	2.09%	$40,625	$156	0.38%
All other segments
Trading liabilities — debt securities	$727	$36	5.24%	$325	$12	3.64%
Brokerage client payables	5,877	78	1.33%	15,530	24	0.15%
Senior notes payable	2,038	92	4.53%	2,037	93	4.52%
All other interest-bearing liabilities (20)	620	26	3.78%	328	20	2.48%
Interest-bearing liabilities — all other segments	$9,262	$232	2.51%	$18,220	$149	0.82%
Total interest-bearing liabilities	$63,604	$1,373	2.15%	$58,845	$305	0.52%
Firmwide net interest income		$2,375			$1,203
Net interest margin (net yield on interest-earning assets)
Bank segment			3.28%			2.39%
Firmwide			3.30%			1.77%
Please refer to the footnotes at the end of this press release for additional information.

RAYMOND JAMES FINANCIAL, INC.	Segment Results
Fiscal Fourth Quarter of 2023	(Unaudited)

	Three months ended			% change from
$ in millions	September 30, 2023	September 30, 2022	June 30, 2023	September 30, 2022	June 30, 2023
Net revenues:
Private Client Group	$2,265	$1,991	$2,182	14%	4%
Capital Markets	341	399	276	(15)%	24%
Asset Management	236	216	226	9%	4%
Bank	451	428	514	5%	(12)%
Other (21)	25	4	15	525%	67%
Intersegment eliminations	(265)	(207)	(306)	28%	(13)%
Total net revenues	$3,053	$2,831	$2,907	8%	5%

Pre-tax income/(loss):
Private Client Group	$477	$371	$411	29%	16%
Capital Markets	(7)	66	(34)	NM	79%
Asset Management	100	83	89	20%	12%
Bank	78	123	66	(37)%	18%
Other (21)	(63)	(27)	(46)	(133)%	(37)%
Pre-tax income	$585	$616	$486	(5)%	20%

	Twelve months ended
$ in millions	September 30, 2023	September 30, 2022	% change
Net revenues:
Private Client Group	$8,654	$7,710	12%
Capital Markets	1,214	1,809	(33)%
Asset Management	885	914	(3)%
Bank	2,013	1,084	86%
Other (21)	59	(50)	NM
Intersegment eliminations	(1,206)	(464)	160%
Total net revenues	$11,619	$11,003	6%

Pre-tax income/(loss):
Private Client Group	$1,763	$1,030	71%
Capital Markets	(91)	415	NM
Asset Management	351	386	(9)%
Bank	371	382	(3)%
Other (12) (21)	(114)	(191)	40%
Pre-tax income	$2,280	$2,022	13%
Please refer to the footnotes at the end of this press release for additional information.

RAYMOND JAMES FINANCIAL, INC.	Segment Results
Fiscal Fourth Quarter of 2023	(Unaudited)

Private Client Group

	Three months ended			% change from
$ in millions	September 30, 2023	September 30, 2022	June 30, 2023	September 30, 2022	June 30, 2023
Revenues:
Asset management and related administrative fees	$1,226	$1,089	$1,164	13%	5%
Brokerage revenues:
Mutual and other fund products	142	134	135	6%	5%
Insurance and annuity products	119	108	103	10%	16%
Equities, ETFs and fixed income products	115	107	111	7%	4%
Total brokerage revenues	376	349	349	8%	8%
Account and service fees:
Mutual fund and annuity service fees	109	103	103	6%	6%
RJBDP fees: (14)
Bank segment (14)	237	179	277	32%	(14)%
Third-party banks	154	109	107	41%	44%
Client account and other fees	56	59	59	(5)%	(5)%
Total account and service fees	556	450	546	24%	2%
Investment banking	8	10	9	(20)%	(11)%
Interest income	115	111	114	4%	1%
All other	8	8	25	—%	(68)%
Total revenues	2,289	2,017	2,207	13%	4%
Interest expense	(24)	(26)	(25)	(8)%	(4)%
Net revenues	2,265	1,991	2,182	14%	4%
Non-interest expenses:
Financial advisor compensation and benefits	1,193	1,091	1,151	9%	4%
Administrative compensation and benefits	348	321	355	8%	(2)%
Total compensation, commissions and benefits	1,541	1,412	1,506	9%	2%
Non-compensation expenses	247	208	265	19%	(7)%
Total non-interest expenses	1,788	1,620	1,771	10%	1%
Pre-tax income	$477	$371	$411	29%	16%

Please refer to the footnotes at the end of this press release for additional information.

RAYMOND JAMES FINANCIAL, INC.	Segment Results
Fiscal Fourth Quarter of 2023	(Unaudited)

Private Client Group

	Twelve months ended
$ in millions	September 30, 2023	September 30, 2022	% change
Revenues:
Asset management and related administrative fees	$4,545	$4,710	(4)%
Brokerage revenues:
Mutual and other fund products	540	620	(13)%
Insurance and annuity products	439	438	—%
Equities, ETFs and fixed income products	455	458	(1)%
Total brokerage revenues	1,434	1,516	(5)%
Account and service fees:
Mutual fund and annuity service fees	415	428	(3)%
RJBDP fees: (14)
Bank segment (14)	1,093	357	206%
Third-party banks	498	202	147%
Client account and other fees	231	220	5%
Total account and service fees	2,237	1,207	85%
Investment banking	35	38	(8)%
Interest income	455	249	83%
All other	48	32	50%
Total revenues	8,754	7,752	13%
Interest expense	(100)	(42)	138%
Net revenues	8,654	7,710	12%
Non-interest expenses:
Financial advisor compensation and benefits	4,537	4,696	(3)%
Administrative compensation and benefits	1,390	1,199	16%
Total compensation, commissions and benefits	5,927	5,895	1%
Non-compensation expenses	964	785	23%
Total non-interest expenses	6,891	6,680	3%
Pre-tax income	$1,763	$1,030	71%
Please refer to the footnotes at the end of this press release for additional information.

RAYMOND JAMES FINANCIAL, INC.	Segment Results
Fiscal Fourth Quarter of 2023	(Unaudited)

Capital Markets

	Three months ended			% change from
$ in millions	September 30, 2023	September 30, 2022	June 30, 2023	September 30, 2022	June 30, 2023
Revenues:
Brokerage revenues:
Fixed income	$71	$96	$78	(26)%	(9)%
Equity	30	30	32	—%	(6)%
Total brokerage revenues	101	126	110	(20)%	(8)%
Investment banking:
Merger & acquisition and advisory	141	152	88	(7)%	60%
Equity underwriting	16	25	25	(36)%	(36)%
Debt underwriting	37	30	28	23%	32%
Total investment banking	194	207	141	(6)%	38%
Interest income	23	20	21	15%	10%
Affordable housing investments business revenues	41	56	21	(27)%	95%
All other	3	9	4	(67)%	(25)%
Total revenues	362	418	297	(13)%	22%
Interest expense	(21)	(19)	(21)	11%	—%
Net revenues	341	399	276	(15)%	24%
Non-interest expenses:
Compensation, commissions and benefits	238	238	220	—%	8%
Non-compensation expenses	110	95	90	16%	22%
Total non-interest expenses	348	333	310	5%	12%
Pre-tax income/(loss)	$(7)	$66	$(34)	NM	79%

	Twelve months ended
$ in millions	September 30, 2023	September 30, 2022	% change
Revenues:
Brokerage revenues:
Fixed income	$345	$448	(23)%
Equity	130	142	(8)%
Total brokerage revenues	475	590	(19)%
Investment banking:
Merger & acquisition and advisory	418	709	(41)%
Equity underwriting	85	210	(60)%
Debt underwriting	110	143	(23)%
Total investment banking	613	1,062	(42)%
Interest income	88	36	144%
Affordable housing investments business revenues	109	127	(14)%
All other	14	21	(33)%
Total revenues	1,299	1,836	(29)%
Interest expense	(85)	(27)	215%
Net revenues	1,214	1,809	(33)%
Non-interest expenses:
Compensation, commissions and benefits	902	1,065	(15)%
Non-compensation expenses	403	329	22%
Total non-interest expenses	1,305	1,394	(6)%
Pre-tax income/(loss)	$(91)	$415	NM
Please refer to the footnotes at the end of this press release for additional information.

RAYMOND JAMES FINANCIAL, INC.	Segment Results
Fiscal Fourth Quarter of 2023	(Unaudited)

Asset Management

	Three months ended			% change from
$ in millions	September 30, 2023	September 30, 2022	June 30, 2023	September 30, 2022	June 30, 2023
Revenues:
Asset management and related administrative fees:
Managed programs	$153	$140	$146	9%	5%
Administration and other	73	69	71	6%	3%
Total asset management and related administrative fees	226	209	217	8%	4%
Account and service fees	5	5	5	—%	—%
All other	5	2	4	150%	25%
Net revenues	236	216	226	9%	4%
Non-interest expenses:
Compensation, commissions and benefits	48	52	51	(8)%	(6)%
Non-compensation expenses	88	81	86	9%	2%
Total non-interest expenses	136	133	137	2%	(1)%
Pre-tax income	$100	$83	$89	20%	12%

	Twelve months ended
$ in millions	September 30, 2023	September 30, 2022	% change
Revenues:
Asset management and related administrative fees:
Managed programs	$573	$585	(2)%
Administration and other	273	297	(8)%
Total asset management and related administrative fees	846	882	(4)%
Account and service fees	21	22	(5)%
All other	18	10	80%
Net revenues	885	914	(3)%
Non-interest expenses:
Compensation, commissions and benefits	198	194	2%
Non-compensation expenses	336	334	1%
Total non-interest expenses	534	528	1%
Pre-tax income	$351	$386	(9)%
Please refer to the footnotes at the end of this press release for additional information.

RAYMOND JAMES FINANCIAL, INC.	Segment Results
Fiscal Fourth Quarter of 2022	(Unaudited)

Bank

	Three months ended			% change from
$ in millions	September 30, 2023	September 30, 2022	June 30, 2023	September 30, 2022	June 30, 2023
Revenues:
Interest income	$847	$527	$826	61%	3%
Interest expense	(408)	(110)	(329)	271%	24%
Net interest income	439	417	497	5%	(12)%
All other	12	11	17	9%	(29)%
Net revenues	451	428	514	5%	(12)%
Non-interest expenses:
Compensation and benefits	41	36	48	14%	(15)%
Non-compensation expenses:
Bank loan provision for credit losses	36	34	54	6%	(33)%
RJBDP fees to Private Client Group (14)	237	179	277	32%	(14)%
All other	59	56	69	5%	(14)%
Total non-compensation expenses	332	269	400	23%	(17)%
Total non-interest expenses	373	305	448	22%	(17)%
Pre-tax income	$78	$123	$66	(37)%	18%

	Twelve months ended
$ in millions	September 30, 2023	September 30, 2022	% change
Revenues:
Interest income	$3,098	$1,209	156%
Interest expense	(1,141)	(156)	631%
Net interest income	1,957	1,053	86%
All other	56	31	81%
Net revenues	2,013	1,084	86%
Non-interest expenses:
Compensation and benefits	177	84	111%
Non-compensation expenses:
Bank loan provision for credit losses	132	100	32%
RJBDP fees to Private Client Group (14)	1,093	357	206%
All other	240	161	49%
Total non-compensation expenses	1,465	618	137%
Total non-interest expenses	1,642	702	134%
Pre-tax income	$371	$382	(3)%
Please refer to the footnotes at the end of this press release for additional information.

RAYMOND JAMES FINANCIAL, INC.	Segment Results
Fiscal Fourth Quarter of 2023	(Unaudited)

Other (21)

	Three months ended			% change from
$ in millions	September 30, 2023	September 30, 2022	June 30, 2023	September 30, 2022	June 30, 2023
Revenues:
Interest income	$44	$15	$37	193%	19%
Net gains on private equity investments	1	9	2	(89)%	(50)%
All other	2	2	—	—%	NM
Total revenues	47	26	39	81%	21%
Interest expense	(22)	(22)	(24)	—%	(8)%
Net revenues	25	4	15	525%	67%
Non-interest expenses:
Compensation and benefits	24	20	27	20%	(11)%
All other	64	11	34	482%	88%
Total non-interest expenses	88	31	61	184%	44%
Pre-tax loss	$(63)	$(27)	$(46)	(133)%	(37)%

	Twelve months ended
$ in millions	September 30, 2023	September 30, 2022	% change
Revenues:
Interest income	$147	$25	488%
Net gains on private equity investments	6	9	(33)%
All other	3	9	(67)%
Total revenues	156	43	263%
Interest expense	(97)	(93)	4%
Net revenues	59	(50)	NM
Non-interest expenses:
Compensation and benefits	95	90	6%
Insurance settlement received (12)	(32)	—	NM
All other	110	51	116%
Total non-interest expenses	173	141	23%
Pre-tax loss	$(114)	$(191)	40%
Please refer to the footnotes at the end of this press release for additional information.

RAYMOND JAMES FINANCIAL, INC.	Bank Segment Selected Key Metrics
Fiscal Fourth Quarter of 2023	(Unaudited)

Bank Segment

Our Bank segment includes Raymond James Bank and TriState Capital Bank.

	As of			% change from
$ in millions	September 30, 2023	September 30, 2022	June 30, 2023	September 30, 2022	June 30, 2023
Total assets	$60,041	$56,737	$59,506	6%	1%

Bank loans, net:
Raymond James Bank	$30,906	$31,109	$30,834	(1)%	—%
TriState Capital Bank	12,869	12,130	12,511	6%	3%
Total bank loans, net	$43,775	$43,239	$43,345	1%	1%

Bank loan allowance for credit losses	$474	$396	$456	20%	4%
Bank loan allowance for credit losses as a % of total loans held for investment	1.07%	0.91%	1.04%
Bank loan allowance for credit losses on corporate loans as a % of corporate loans held for investment (22)	2.03%	1.73%	1.90%

Total nonperforming assets	$128	$74	$127	73%	1%
Nonperforming assets as a % of total assets	0.21%	0.13%	0.21%

Total criticized loans	$518	$496	$411	4%	26%
Criticized loans as a % of loans held for investment	1.17%	1.14%	0.94%

Total bank deposits	$54,199	$51,357	$53,768	6%	1%

	Three months ended			% change from		Twelve months ended
$ in millions	September 30, 2023	September 30, 2022	June 30, 2023	September 30, 2022	June 30, 2023	September 30, 2023	September 30, 2022	% change
Bank loan provision for credit losses (11)	$36	$34	$54	6%	(33)%	$132	$100	32%
Net charge-offs	$17	$14	$15	21%	13%	$54	$26	108%

Please refer to the footnotes at the end of this press release for additional information.

RAYMOND JAMES FINANCIAL, INC.	Non-GAAP Financial Measures
Fiscal Fourth Quarter of 2023	(Unaudited)

Reconciliation of non-GAAP financial measures to GAAP financial measures

We utilize certain non-GAAP financial measures as additional measures to aid in, and enhance, the understanding of our financial results and related measures. These non-GAAP financial measures have been separately identified in this document. We believe certain of these non-GAAP financial measures provide useful information to management and investors by excluding certain material items that may not be indicative of our core operating results. We utilize these non-GAAP financial measures in assessing the financial performance of the business, as they facilitate a comparison of current- and prior-period results. We believe that return on tangible common equity and tangible book value per share are meaningful to investors as they facilitate comparisons of our results to the results of other companies. In the following tables, the tax effect of non-GAAP adjustments reflects the statutory rate associated with each non-GAAP item. These non-GAAP financial measures should be considered in addition to, and not as a substitute for, measures of financial performance prepared in accordance with GAAP. In addition, our non-GAAP financial measures may not be comparable to similarly titled non-GAAP financial measures of other companies. The following tables provide a reconciliation of non-GAAP financial measures to the most directly comparable GAAP measures.

	Three months ended			Twelve months ended
$ in millions	September 30, 2023	September 30, 2022	June 30, 2023	September 30, 2023	September 30, 2022
Net income available to common shareholders	$432	$437	$369	$1,733	$1,505
Non-GAAP adjustments:
Expenses directly related to acquisitions included in the following financial statement line items:
Compensation, commissions and benefits:
Acquisition-related retention (9)	17	17	18	70	58
Other acquisition-related compensation	—	—	10	10	2
Total “Compensation, commissions and benefits” expense	17	17	28	80	60
Communications and information processing	2	—	—	2	—
Professional fees	3	1	1	3	12
Bank loan provision for credit losses — Initial provision for credit losses on acquired loans (11)	—	—	—	—	26
Other:
Amortization of identifiable intangible assets (23)	12	11	11	45	33
Initial provision for credit losses on acquired lending commitments (11)	—	—	—	—	5
All other acquisition-related expenses	—	1	—	—	11
Total “Other” expense	12	12	11	45	49
Total expenses related to acquisitions	34	30	40	130	147
Other — Insurance settlement received (12)	—	—	—	(32)	—
Pre-tax impact of non-GAAP adjustments	34	30	40	98	147
Tax effect of non-GAAP adjustments	(9)	(8)	(10)	(25)	(37)
Total non-GAAP adjustments, net of tax	25	22	30	73	110
Adjusted net income available to common shareholders (1)	$457	$459	$399	$1,806	$1,615

Pre-tax income	$585	$616	$486	$2,280	$2,022
Pre-tax impact of non-GAAP adjustments (as detailed above)	34	30	40	98	147
Adjusted pre-tax income (1)	$619	$646	$526	$2,378	$2,169

Compensation, commissions and benefits expense	$1,892	$1,759	$1,851	$7,299	$7,329
Less: Total compensation-related acquisition expenses (as detailed above)	17	17	28	80	60
Adjusted “Compensation, commissions and benefits” expense (1)	$1,875	$1,742	$1,823	$7,219	$7,269

Please refer to the footnotes at the end of this press release for additional information.

RAYMOND JAMES FINANCIAL, INC.	Non-GAAP Financial Measures
Fiscal Fourth Quarter of 2023	(Unaudited)

Reconciliation of non-GAAP financial measures to GAAP financial measures
(Continued from previous page)

	Three months ended			Twelve months ended
	September 30, 2023	September 30, 2022	June 30, 2023	September 30, 2023	September 30, 2022
Pre-tax margin (7)	19.2%	21.8%	16.7%	19.6%	18.4%
Impact of non-GAAP adjustments on pre-tax margin:
Compensation, commissions and benefits:
Acquisition-related retention (9)	0.6%	0.6%	0.7%	0.6%	0.5%
Other acquisition-related compensation	—%	—%	0.3%	0.1%	—%
Total “Compensation, commissions and benefits” expense	0.6%	0.6%	1.0%	0.7%	0.5%
Communications and information processing	—%	—%	—%	—%	—%
Professional fees	0.1%	—%	—%	0.1%	0.1%
Bank loan provision for credit losses — Initial provision for credit losses on acquired loans (11)	—%	—%	—%	—%	0.2%
Other:
Amortization of identifiable intangible assets (23)	0.4%	0.4%	0.4%	0.4%	0.3%
Initial provision for credit losses on acquired lending commitments (11)	—%	—%	—%	—%	0.1%
All other acquisition-related expenses	—%	—%	—%	—%	0.1%
Total “Other” expense	0.4%	0.4%	0.4%	0.4%	0.5%
Total expenses related to acquisitions	1.1%	1.0%	1.4%	1.2%	1.3%
Other — Insurance settlement received (12)	—%	—%	—%	(0.3)%	—%
Total non-GAAP adjustments	1.1%	1.0%	1.4%	0.9%	1.3%
Adjusted pre-tax margin (1) (7)	20.3%	22.8%	18.1%	20.5%	19.7%

Total compensation ratio (8)	62.0%	62.1%	63.7%	62.8%	66.6%
Less the impact of non-GAAP adjustments on compensation ratio:
Acquisition-related retention (9)	0.6%	0.6%	0.7%	0.6%	0.5%
Other acquisition-related compensation	—%	—%	0.3%	0.1%	—%
Total “Compensation, commissions and benefits” expenses related to acquisitions	0.6%	0.6%	1.0%	0.7%	0.5%
Adjusted total compensation ratio (1) (8)	61.4%	61.5%	62.7%	62.1%	66.1%

Please refer to the footnotes at the end of this press release for additional information.

RAYMOND JAMES FINANCIAL, INC.	Non-GAAP Financial Measures
Fiscal Fourth Quarter of 2023	(Unaudited)

Reconciliation of non-GAAP financial measures to GAAP financial measures
(Continued from previous page)

	Three months ended			Twelve months ended
Earnings per common share (5)	September 30, 2023	September 30, 2022	June 30, 2023	September 30, 2023	September 30, 2022
Basic	$2.07	$2.03	$1.75	$8.16	$7.16
Impact of non-GAAP adjustments on basic earnings per common share:
Compensation, commissions and benefits:
Acquisition-related retention (9)	0.08	0.08	0.09	0.33	0.28
Other acquisition-related compensation	—	—	0.05	0.05	0.01
Total “Compensation, commissions and benefits” expense	0.08	0.08	0.14	0.38	0.29
Communications and information processing	0.01	—	—	0.01	—
Professional fees	0.01	—	—	0.01	0.06
Bank loan provision for credit losses — Initial provision for credit losses on acquired loans (11)	—	—	—	—	0.12
Other:
Amortization of identifiable intangible assets (23)	0.06	0.05	0.05	0.21	0.16
Initial provision for credit losses on acquired lending commitments (11)	—	—	—	—	0.02
All other acquisition-related expenses	—	0.01	—	—	0.05
Total “Other” expense	0.06	0.06	0.05	0.21	0.23
Total expenses related to acquisitions	0.16	0.14	0.19	0.61	0.70
Other — Insurance settlement received (12)	—	—	—	(0.15)	—
Tax effect of non-GAAP adjustments	(0.04)	(0.04)	(0.05)	(0.12)	(0.18)
Total non-GAAP adjustments, net of tax	0.12	0.10	0.14	0.34	0.52
Adjusted basic (1)	$2.19	$2.13	$1.89	$8.50	$7.68

Diluted	$2.02	$1.98	$1.71	$7.97	$6.98
Impact of non-GAAP adjustments on diluted earnings per common share:
Compensation, commissions and benefits:
Acquisition-related retention (9)	0.08	0.08	0.09	0.32	0.27
Other acquisition-related compensation	—	—	0.05	0.05	0.01
Total “Compensation, commissions and benefits” expense	0.08	0.08	0.14	0.37	0.28
Communications and information processing	0.01	—	—	0.01	—
Professional fees	0.01	—	—	0.01	0.06
Bank loan provision for credit losses — Initial provision for credit losses on acquired loans (11)	—	—	—	—	0.12
Other:
Amortization of identifiable intangible assets (23)	0.05	0.05	0.05	0.21	0.15
Initial provision for credit losses on acquired lending commitments (11)	—	—	—	—	0.02
All other acquisition-related expenses	—	0.01	—	—	0.05
Total “Other” expense	0.05	0.06	0.05	0.21	0.22
Total expenses related to acquisitions	0.15	0.14	0.19	0.60	0.68
Other — Insurance settlement received (12)	—	—	—	(0.15)	—
Tax effect of non-GAAP adjustments	(0.04)	(0.04)	(0.05)	(0.12)	(0.17)
Total non-GAAP adjustments, net of tax	0.11	0.10	0.14	0.33	0.51
Adjusted diluted (1)	$2.13	$2.08	$1.85	$8.30	$7.49
Please refer to the footnotes at the end of this press release for additional information.

RAYMOND JAMES FINANCIAL, INC.	Non-GAAP Financial Measures
Fiscal Fourth Quarter of 2023	(Unaudited)

Reconciliation of non-GAAP financial measures to GAAP financial measures
(Continued from previous page)

Book value per share	As of
$ in millions, except per share amounts	September 30, 2023	September 30, 2022	June 30, 2023
Total common equity attributable to Raymond James Financial, Inc.	$10,135	$9,338	$9,870
Less non-GAAP adjustments:
Goodwill and identifiable intangible assets, net	1,907	1,931	1,928
Deferred tax liabilities related to goodwill and identifiable intangible assets, net	(131)	(126)	(129)
Tangible common equity attributable to Raymond James Financial, Inc. (1)	$8,359	$7,533	$8,071
Common shares outstanding	208.8	215.1	208.5
Book value per share (13)	$48.54	$43.41	$47.34
Tangible book value per share (1) (13)	$40.03	$35.02	$38.71

Return on common equity	Three months ended			Twelve months ended
$ in millions	September 30, 2023	September 30, 2022	June 30, 2023	September 30, 2023	September 30, 2022
Average common equity (24)	$10,003	$9,367	$9,873	$9,791	$8,836
Impact of non-GAAP adjustments on average common equity:
Compensation, commissions and benefits:
Acquisition-related retention (9)	9	9	9	35	27
Other acquisition-related compensation	—	—	4	4	1
Total “Compensation, commissions and benefits” expense	9	9	13	39	28
Communications and information processing	1	—	—	1	—
Professional fees	2	1	1	1	6
Bank loan provision for credit losses — Initial provision for credit losses on acquired loans (11)	—	—	—	—	10
Other:
Amortization of identifiable intangible assets (23)	6	5	6	22	16
Initial provision for credit losses on acquired lending commitments (11)	—	—	—	—	2
All other acquisition-related expenses	—	—	—	—	6
Total “Other” expense	6	5	6	22	24
Total expenses related to acquisitions	18	15	20	63	68
Other — Insurance settlement received (12)	—	—	—	(26)	—
Tax effect of non-GAAP adjustments	(5)	(4)	(5)	(9)	(17)
Total non-GAAP adjustments, net of tax	13	11	15	28	51
Adjusted average common equity (1) (24)	$10,016	$9,378	$9,888	$9,819	$8,887

Please refer to the footnotes at the end of this press release for additional information.

RAYMOND JAMES FINANCIAL, INC.	Non-GAAP Financial Measures
Fiscal Fourth Quarter of 2023	(Unaudited)

Reconciliation of non-GAAP financial measures to GAAP financial measures
(Continued from previous page)

	Three months ended			Twelve months ended
$ in millions	September 30, 2023	September 30, 2022	June 30, 2023	September 30, 2023	September 30, 2022
Average common equity (24)	$10,003	$9,367	$9,873	$9,791	$8,836
Less:
Average goodwill and identifiable intangible assets, net	1,918	1,871	1,930	1,928	1,322
Average deferred tax liabilities related to goodwill and identifiable intangible assets, net	(130)	(127)	(128)	(129)	(94)
Average tangible common equity (1) (24)	$8,215	$7,623	$8,071	$7,992	$7,608
Impact of non-GAAP adjustments on average tangible common equity:
Compensation, commissions and benefits:
Acquisition-related retention (9)	9	9	9	35	27
Other acquisition-related compensation	—	—	4	4	1
Total “Compensation, commissions and benefits” expense	9	9	13	39	28
Communications and information processing	1	—	—	1	—
Professional fees	2	1	1	1	6
Bank loan provision for credit losses — Initial provision for credit losses on acquired loans (11)	—	—	—	—	10
Other:
Amortization of identifiable intangible assets (23)	6	5	6	22	16
Initial provision for credit losses on acquired lending commitments (11)	—	—	—	—	2
All other acquisition-related expenses	—	—	—	—	6
Total “Other” expense	6	5	6	22	24
Total expenses related to acquisitions	18	15	20	63	68
Other — Insurance settlement received (12)	—	—	—	(26)	—
Tax effect of non-GAAP adjustments	(5)	(4)	(5)	(9)	(17)
Total non-GAAP adjustments, net of tax	13	11	15	28	51
Adjusted average tangible common equity (1) (24)	$8,228	$7,634	$8,086	$8,020	$7,659

Return on common equity (6)	17.3%	18.7%	14.9%	17.7%	17.0%
Adjusted return on common equity (1) (6)	18.3%	19.6%	16.1%	18.4%	18.2%
Return on tangible common equity (1) (6)	21.0%	22.9%	18.3%	21.7%	19.8%
Adjusted return on tangible common equity (1) (6)	22.2%	24.1%	19.7%	22.5%	21.1%
Please refer to the footnotes at the end of this press release for additional information.

RAYMOND JAMES FINANCIAL, INC.
Fiscal Fourth Quarter of 2023                                 Footnotes

(1)	These are non-GAAP financial measures. See the schedules on the previous pages for a reconciliation of non-GAAP financial measures to the most directly comparable GAAP measures and for more information on these measures.

(2)
Domestic Private Client Group net new assets represents domestic Private Client Group client inflows, including dividends and interest, less domestic Private Client Group client outflows, including commissions, advisory fees, and other fees. The Domestic Private Client Group net new asset growth — annualized percentage is based on the beginning Domestic Private Client Group assets under administration balance for the indicated period.

(3)
These metrics include the impact of the departure of approximately 60 financial advisors and approximately $5 billion of assets under administration, representing the portion of advisors previously associated through a single relationship in the firm’s independent contractors division whose affiliation with the firm ended in the fiscal third quarter of 2023.

(4)	Estimated.

(5)
Earnings per common share is computed by dividing net income available to common shareholders (less allocation of earnings and dividends to participating securities) by weighted-average common shares outstanding (basic or diluted as applicable) for each respective period or, in the case of adjusted earnings per common share, computed by dividing adjusted net income available to common shareholders (less allocation of earnings and dividends to participating securities) by weighted-average common shares outstanding (basic or diluted as applicable) for each respective period. The allocations of earnings and dividends to participating securities were $1 million for each of the three months ended September 30, 2023, September 30, 2022, and June 30, 2023, and $5 million and $3 million for the twelve months ended September 30, 2023 and 2022, respectively.

(6)	Return on common equity is computed by dividing annualized net income available to common shareholders by average common equity for each respective period or, in the case of return on tangible common equity, computed by dividing annualized net income available to common shareholders by average tangible common equity for each respective period. Adjusted return on common equity is computed by dividing annualized adjusted net income available to common shareholders by adjusted average common equity for each respective period, or in the case of adjusted return on tangible common equity, computed by dividing annualized adjusted net income available to common shareholders by adjusted average tangible common equity for each respective period. Tangible common equity is defined as total common equity attributable to Raymond James Financial, Inc. less goodwill and intangible assets, net of related deferred taxes.

(7)	Pre-tax margin is computed by dividing pre-tax income by net revenues for each respective period or, in the case of adjusted pre-tax margin, computed by dividing adjusted pre-tax income by net revenues for each respective period.

(8)	Total compensation ratio is computed by dividing compensation, commissions and benefits expense by net revenues for each respective period or, in the case of adjusted total compensation ratio, computed by dividing adjusted compensation, commissions and benefits expense by net revenues for each respective period.

(9)
Includes acquisition-related compensation expenses primarily arising from equity and cash-based retention awards issued in conjunction with acquisitions in prior years. Such retention awards are generally contingent upon the post-closing continuation of service of certain associates who joined the firm as part of such acquisitions and are expensed over the requisite service period.

(10)	Results for fiscal 2023 included elevated provisions for legal and regulatory matters, while provisions for legal and regulatory matters did not have a significant impact on our results for the three and twelve months ended September 30, 2022.

(11)	Our results for the twelve months ended September 30, 2022 included an initial provision for credit losses on loans and lending commitments acquired as part of our acquisition of TriState Capital Holdings, Inc. amounting to $26 million (included in “Bank loan provision for credit losses”) and $5 million (included in “Other” expense), respectively. These provisions were required under U.S. generally accepted accounting principles to be recorded in earnings in the reporting period following the acquisition date.

(12)
The twelve months ended September 30, 2023 included the favorable impact of a $32 million insurance settlement received during the period related to a previously settled legal matter. This item has been reflected as an offset to Other expenses within our Other segment. In the computation of our non-GAAP financial measures, we have reversed the favorable impact of this item on adjusted pre-tax income and adjusted net income available to common shareholders. See the schedules on the previous pages for a reconciliation of non-GAAP financial measures to the most directly comparable GAAP measures and for more information on these measures.

(13)	Book value per share is computed by dividing total common equity attributable to Raymond James Financial, Inc. by the number of common shares outstanding at the end of each respective period or, in the case of tangible book value per share, computed by dividing tangible common equity by the number of common shares outstanding at the end of each respective period.

(14)
We earn fees from RJBDP, a multi-bank sweep program in which clients’ cash deposits in their brokerage accounts are swept into interest-bearing deposit accounts at Raymond James Bank and TriState Capital Bank, which are included in our Bank segment, as well as various third-party banks. RJBDP balances swept to our Bank segment are reflected in Bank deposits on our Consolidated Statement of Financial Condition and within money market and other savings accounts in our net interest disclosures in this release. Fees earned by the Private Client Group segment on deposits held by our Bank segment are eliminated in consolidation.

(15)
In March 2023, we launched our Enhanced Savings Program, in which Private Client Group clients may deposit cash in a high-yield Raymond James Bank account. These balances are reflected in Bank deposits on our Consolidated Statement of Financial Condition and substantially all are reflected within interest-bearing demand deposits in our net interest disclosures in this release.

(16)	Average yield on RJBDP - third-party banks is computed by dividing annualized RJBDP fees - third-party banks, which are net of the interest expense paid to clients by the third-party banks, by the average daily RJBDP balances at third-party banks.

(17)	Loans are presented net of unamortized purchase discounts or premiums, unearned income, deferred origination fees and costs, and charge-offs.

(18)	Securities-based loans included loans collateralized by the borrower’s marketable securities at advance rates consistent with industry standards and, to a lesser extent, the cash surrender value of life insurance policies. An insignificant portion of our SBL portfolio is collateralized by private securities or other financial instruments with a limited trading market.

RAYMOND JAMES FINANCIAL, INC.
Fiscal Fourth Quarter of 2023                                 Footnotes

(19)	The average rate on tax-exempt loans is presented on a taxable-equivalent basis utilizing the applicable federal statutory rates for each respective period.

(20)
The average balance, interest expense, and average rate for “Total bank deposits” included amounts associated with affiliate deposits. Such amounts are eliminated in consolidation and are offset in “All other interest-bearing liabilities” under “All other segments”.

(21)
The Other segment includes interest income on certain corporate cash balances, the results of our private equity investments, which predominantly consist of investments in third-party funds, certain other corporate investing activity, and certain corporate overhead costs of RJF that are not allocated to other segments including the interest costs on our public debt, certain provisions for legal and regulatory matters, and certain acquisition-related expenses.

(22)	Corporate loans included commercial and industrial loans, commercial real estate loans, and real estate investment trust loans.

(23)	Amortization of identifiable intangible assets, which was included in “Other” expense, includes amortization of identifiable intangible assets arising from our acquisitions.

(24)
Average common equity for the quarter-to-date period is computed by adding the total common equity attributable to Raymond James Financial, Inc. as of the date indicated to the prior quarter-end total, and dividing by two, or in the case of average tangible common equity, computed by adding tangible common equity as of the date indicated to the prior quarter-end total, and dividing by two. For the year-to-date period, average common equity is computed by adding the total common equity attributable to Raymond James Financial, Inc. as of each quarter-end date during the indicated period to the beginning of year total, and dividing by five, or in the case of average tangible common equity, computed by adding tangible common equity as of each quarter-end date during the indicated period to the beginning of year total, and dividing by five. Adjusted average common equity is computed by adjusting for the impact on average common equity of the non-GAAP adjustments, as applicable for each respective period. Adjusted average tangible common equity is computed by adjusting for the impact on average tangible common equity of the non-GAAP adjustments, as applicable for each respective period.